1933 Act Registration No. 333-40128
1940 Act File No. 811-09997
Rule 497(e)

BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2008

Baird MidCap Fund

Effective August 14, 2008, Carla N. Cooper has been appointed a portfolio manager of the Baird MidCap Fund.  Carla N. Cooper will be a co-manager of the MidCap Fund along with Charles F. Severson and J. Bary Morgan.  Accordingly, the section of the Prospectus entitled “Management of the Funds” is amended on page 13 by adding the following paragraph under the heading “The Investment Management Team”:

Carla N. Cooper, CFA
Ms. Cooper co-manages the MidCap Fund.  She is a Managing Director and Portfolio Manager of the Advisor.  In 2005, Ms. Cooper joined Baird Investment Management as a Senior Research Analyst, after serving as a Research Analyst for the Advisor since 1995.  Ms. Cooper received a B.A. degree from Princeton University and an M.B.A. from the Kellogg School of Management at Northwestern University.  She earned the Chartered Financial Analyst designation in 1993.

The date of this Prospectus Supplement is August 14, 2008.  Please keep this Prospectus Supplement with your records.

BAIRD FUNDS, INC.

Statement of Additional Information (“SAI”) Supplement
To SAI Dated May 1, 2008

Baird MidCap Fund

Effective August 14, 2008, Carla N. Cooper has been appointed a portfolio manager of the Baird MidCap Fund.  Carla N. Cooper will be a co-manager of the MidCap Fund along with Charles F. Severson and J. Bary Morgan.

The date of this SAI Supplement is August 14, 2008.  Please keep this SAI Supplement with your records.